NATIONWIDE VARIABLE INSURANCE TRUST
NVIT DFA Capital Appreciation Fund

Supplement dated June 11, 2020
to the Summary Prospectus dated April 29, 2020

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

On June 10, 2020, the Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”), including a majority of the trustees who are not interested persons, as defined under the Investment Company Act of 1940, as amended, unanimously approved a Plan of Reorganization between the NVIT DFA Capital Appreciation Fund (the “DFA Capital Appreciation Fund”) and NVIT Investor Destinations Capital Appreciation Fund (“ID Capital Appreciation”), each a series of the Trust, pursuant to which the DFA Capital Appreciation Fund would be merged into the ID Capital Appreciation Fund (the “Merger”). Shareholders of the DFA Capital Appreciation Fund and ID Capital Appreciation Fund are not required, and will not be requested, to approve the Merger. Further information regarding the details of the Merger and the ID Capital Appreciation Fund will be provided in an information statement that will be delivered to the DFA Capital Appreciation Fund’s shareholders.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE